Exhibit 10.27

FORM OF ADDENDUM TO SHIP MANAGEMENT AGREEMENT

THIS ADDENDUM is made the ____ day of            , 20[ • ] to the Ship Management Agreement (the “Agreement”) dated [•] between:

(1)	[name of relevant member of the Partnership Group], a company incorporated under the laws of [•] (the “Owner”); and

(2)	COSTAMARE SHIPPING COMPANY S.A., a company incorporated under the laws of the Republic of Panama (the “Managers”).

WHEREAS the shares of the Owner were transferred to Costamare Partners LP, a limited partnership organized under the laws of the Republic of the Marshall Islands (the “Partnership”), or one of its subsidiaries, pursuant to a contribution agreement dated as of [the date hereof] between Costamare Inc., Costamare Partners Holdings LLC, Costamare Partners GP LLC (the “General Partner”) and the Partnership.

WHEREAS the Owner and the Managers wish to amend certain provisions of the Agreement to reflect the change in ownership of the Owner.

IT IS NOW AGREED as follows:

Section 1. Amendments to Agreement. With effect as of the date hereof, the Agreement shall be modified as follows:

(a)       The first line of box 19 of the Agreement is replaced with the words “c/o Costamare Partners LP”.

(b)       Clause 1 of the Agreement is amended by inserting the following defined terms:

“Partnership” means Costamare Partners LP of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Republic of the Marshall Islands MH96960.

“Partnership Management Agreement” means the agreement dated [•], 2015 made between the Partnership, the General Partner and the Managers.

(c)       Clause 1 of the Agreement is amended by deleting the defined terms for “Group Management Agreement” and “Parent”.

(d)       The first line of clause 10 of the Agreement is amended by adding “or V.Ships Greece Ltd.” following “Related Manager”.

(e)       The term “Group Management Agreement”, wherever occurring in the Agreement, is replaced with the term “Partnership Management Agreement”.

2

(f)       The term “Parent”, wherever occurring in the Agreement, is replaced with the term “Partnership”.

Section 2. No Other Changes. Except as specifically set forth in this Addendum, the terms and provisions of the Agreement shall remain unmodified, and the Agreement is hereby confirmed by the parties to be in full force and effect as amended herein.

Section 3. Counterparts. This Addendum may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

[signatures follow]

IN WITNESS of which each of the parties hereto has caused this Addendum to be signed as of the date first above written.

[OWNER],

by

Name:
Title:

COSTAMARE SHIPPING COMPANY S.A.,

by

Name:
Title: